Exhibit 10.7

Appendix B

CONCEPTUS, INC.

FIFTH AMENDMENT TO
1995 EMPLOYEE STOCK PURCHASE PLAN

1995 Employee Stock Purchase Plan
Adopted: November 22, 1995
Approved By Stockholders: January 1996

First Amendment to Employee Stock Purchase Plan
Adopted: March 23, 2004

Second Amendment to Employee Stock Purchase Plan
Adopted: March 23, 2004

Approved by Stockholders: June 1, 2004

Third Amendment to Employee Stock Purchase Plan
Adopted: April 3, 2006
Approved by Stockholders: June 7, 2006

Fourth Amendment to Employee Stock Purchase Plan
Adopted: April 28, 2008
Approved by Stockholders: June 4, 2008

Fifth Amendment to Employee Stock Purchase Plan
Adopted: April 21, 2010
Approved by Stockholders: June 14, 2010

Effective July 1, 2010, pursuant to Sections 19 and 20 of the 1995 Employee Stock Purchase Plan (the “ Purchase Plan ”) of Conceptus, Inc. (the “ Company ”), the Company hereby amends the Purchase Plan as follows:

1.     The first sentence of Section 13(a) is hereby amended to read in its entirety as follows:

“The maximum number of shares of the Company’s Common Stock which shall be made available for sale under the Plan shall be 810,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 19.”

* * * * * * * * * *

I hereby certify that the foregoing Fifth Amendment to the Plan was duly adopted by the Board of Directors of the Company effective as of April 22, 2010 and by the stockholders of the Company effective as of June 14, 2010.

Executed on this 14th day of June, 2010.

Julie A. Brooks, Secretary

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